UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2016

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2016, the Board of Directors of Marlin Business Services Corp. (the “Company”) approved an amendment and restatement of the Company’s Bylaws (the “Bylaws Amendment”) effective as of October 20, 2016, to adopt a “proxy access” right for the Company’s stockholders and to make certain other conforming and technical changes. The proxy access provision is included in Section 2-15 of the Bylaws Amendment and will be first available for use with respect to the Company’s 2017 annual meeting of stockholders. The conforming changes regarding proxy access are included in Sections 2-3 and 2-4 of the Bylaws Amendment.

The proxy access provision in the Bylaws Amendment permits any stockholder, or a group of no more than 20 separate stockholders, who has maintained continuous ownership of 3% or more of the Company’s outstanding common stock for at least the previous three years to include in the Company’s proxy materials for an annual meeting of stockholders a number of director nominees up to the greater of two or 25% of the directors in office as of the last day on which a proxy access notice may be delivered under the Bylaws Amendment, provided the nominating stockholder(s) and the director nominee(s) satisfy all of the specified eligibility and other requirements in the proxy access provision.

The proxy access provision may only be used in connection with an annual meeting of stockholders. To use the proxy access provision, a stockholder must provide the Company with a notice of proxy access nomination and other important information, which must include certain representations and agreements by the stockholder, no earlier than 150 and no later than 120 days before the first anniversary of the date the Company mailed its proxy statement for the prior year’s annual meeting of stockholders. The required information includes, but is not limited to, stockholder statements verifying qualifying stock ownership as of the date of the notice of proxy access nomination and a copy of the stockholder’s Schedule 14N as filed with the Securities and Exchange Commission. The required representations and agreement include, but are not limited to, the stockholder’s lack of intent to change or influence control at the Company and intent to maintain qualifying stock ownership through the date of the annual meeting. The Company may also require each stockholder nominee to provide any additional information that may be reasonably requested to determine if such nominee is independent or that may be reasonably required to determine the eligibility of such nominee to serve as a director of the Company.

The Bylaws Amendment also includes changes to correct certain typographical errors.

The summary of the proxy access provision and other changes in the Bylaws Amendment above is qualified in its entirety by the Amended and Restated Bylaws filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of the registrant (as of October 20, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

Date: October 20, 2016	By:	/s/ Edward R. Dietz
Edward R. Dietz
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of the registrant (as of October 20, 2016).